Chart Industries Focus on our carbon capture and smart technology capabilities December 2020 Exhibit 99.1

Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature.  Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements.  Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include:  the Company’s ability to successfully integrate recent acquisitions and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; risks relating to the recent outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully.  The Company undertakes no obligation to update or revise any forward-looking statement. THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, INCLUDING EBITDA, EBITDA, ADJUSTED, adjusted gross profit, adjusted gross profit margin, and adjusted selling, general and administrative expenses. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OFNON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE PAGES AT THE END OF THIS NEWS RELEASE. WITH RESPECT TO THE COMPANY’S 2020 AND 2021 FULL YEAR EARNINGS OUTLOOKS, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER DILUTED SHARE BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY’S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. Furthermore, non-GAAP financial measures shown in the presentation slide labeled “External Segmentation” were not reconciled to the comparable GAAP financial measures because the GAAP measures would require significant effort to prepare and therefore are not available as of the time of this news release. Chart Industries, Inc. is a leading independent global manufacturer of highly engineered equipment servicing multiple applications in the Energy and Industrial Gas markets. Our unique product portfolio is used in every phase of the liquid gas supply chain, including upfront engineering, service and repair. Being at the forefront of the clean energy transition, Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 Capture amongst other applications. We are committed to excellence in environmental, social and corporate governance (ESG) issues both for our company as well as our customers. With over 25 global locations from the United States to Asia, Australia, India, Europe and South America, we maintain accountability and transparency to our team members, suppliers, customers and communities. To learn more, visit www.Chartindustries.com. © 2020 Chart Industries, Inc. Confidential and Proprietary

Our Strategy Focuses on: Clean Energy, Specialty Products, Repair & Service © 2020 Chart Industries, Inc. Confidential and Proprietary A B D C 1. Market Trends 2. Profitable Growth E Community & Employees Environmental, Social & Governance Building capabilities to support other strategic pillars Branding Thinking Disruptive Alternative business models Smart products (IOT) Margin Expansion Strategic location manufacturing International manufacturing for traditional US products 80/20 Strategic sourcing Innovative Solutions Upfront Engineering Partnerships for new turnkey solutions Retrofit for efficiencies existing brownfield sites Broadest Product Offering for Industrial Gas & Energy Application and Customer Expansion Cryo-pump opportunity Repair & Service Specialty Markets

Macro Trends © 2020 Chart Industries, Inc. Confidential and Proprietary Energy Transition 7 million people die from air pollution annually Goal is to reducing annual CO2 emissions from 33 to 18 billion tons Population Growth 1 Billion people live without electricity Rising secondary cities Sustainability Water scarcity impacts 40% of the world’s population Over 33% of the world’s food is wasted Regulatory Drivers Paris Agreement IMO 2020 Subsidies Emissions Standards

Market Trends are Similar for LNG, Hydrogen, Water, Carbon and Direct Air Capture © 2020 Chart Industries, Inc. Confidential and Proprietary Aggressive GHG and CO2 Reduction Goals Being Established Globally Population & Economic Growth Stimulus Funds Directed toward Green Energy & Water Activities Role of Corporate Sustainability Untraditional Players Entering These Markets Early Partnerships Yield Key Positioning In These Markets

Incentives Related to CO2 in the USA © 2020 Chart Industries, Inc. Confidential and Proprietary California cap-and-trade system (AB32) Regulates the CO2 emissions of industry using a market-based system. Most recent pricing level was around $15/mt CO2eq. Low Carbon Fuel Standard (LCFS) Program to reduce carbon in fuels and supports the Hydrogen Refueling Infrastructure (HRI) credit LCFS credits have been in the $200/mt CO2eq range for almost two years For CCS, LCFS would only apply if linked to fuels that go into California California and Oregon have adopted the program 10 additional U.S. States are evaluating 45Q Provides tax credit to companies that sequester CO2 through geologic sequestration, enhanced oil recovery, chemical or biological sequestration Incentives for new projects beginning in 2018 are up to $35-50/mt CO2 The benefits are after-tax dollars which increases the value 45Q tax credits can be used in conjunction with other carbon credits

Incentives Related to CO2 in the EU © 2020 Chart Industries, Inc. Confidential and Proprietary European Emission Trading System (EU ETS) Introduced in 2005 Governments of 31 participating countries involved Over the last decade the system had challenges from business cycles (i.e 2008-2009 crisis where free CO2 credits were provided to industry) and lack of political announcements on long-term emission control Governments and markets are ready now

Cryo Tank Solutions Heat Transfer Systems © 2020 Chart Industries, Inc. Confidential and Proprietary Repair, Service & Leasing Air Cooled Heat Exchangers (ACHX), Brazed Aluminum Heat Exchangers (BAHX) Cold Boxes Nitrogen Rejection Units (NRU) Integrated systems High Efficiency Flow Fans Bulk and Micro Bulk Storage Tanks ISO Containers Packaged Gas Systems Fueling Stations Non-specialty mobile equipment Vaporizers Repair and service Aftermarket parts and maintenance Global Leasing Installations Full lifecycle Dosing equipment HLNG vehicle tanks LNG by Rail (Gas By Rail Offering) Hydrogen equipment Cannabis products FEMA Valves / FLOW Meters Specialty Products How We Think About the Business Global Commercial Team Global Engineering Team

Broadest Product Offering for Industrial Gas and Energy © 2020 Chart Industries, Inc. Confidential and Proprietary Brazed Aluminum Heat Exchangers Packaged Gas Systems Cryogenic Bulk Storage Tanks Cryogenic Launch Umbilicals & Storage Nitrogen Dosing & Food Preservation LNG Virtual Pipeline Solutions Servicing & Repairs Vaporizers Gas Pre-Treatment and Nitrogen Rejection Units Fueling Stations HLNG Vehicle Tanks Cold Boxes Cryogenic Transport Trailers LNG by Rail Integrated Energy Systems Cryogenic Storage & Regasification Systems Lifecycle Services FEMA Valve Portfolio Air Cooled Heat Exchangers Axial Flow Fans Specialty Pressure & Heat Transfer Equipment

Chart Offers Unique, Multi-Faceted, Interconnected Products to Address ESG Needs and Targets © 2020 Chart Industries, Inc. Confidential and Proprietary

Specialty Markets Driving Growth

Water Treatment

700M

- Improving water quality and wastewater reuse utilize liquid oxygen and CO_2 in purification process

Drivers of Size Opportunity

- Regulation on water treatment
- Population growth

Over The Road Trucking

750M

- LNG as alternative fuel to diesel for heavy duty vehicles
- HLNG vehicle tanks for onboard heav- duty trucks
- HLH2 onboard tanks in development

Drivers of Size Opportunity

- Regulations in EU
- Reduced engine noise while addressing emission reduction

Hydrogen

1100M

- H2 vehicle fueling stations, transport equipment and liquefaction storage at H2 production sites
- H2 storage and mobility equipment
- BAHX for H2 liquefaction

Drivers of Size Opportunity

- Buildout of hydrogen fueling infrastructure
- Development of "green hydrogen" economy
- Government stimulus packages
- Brand name fast followers

Food & Beverage

500M

- Food preservation equipment
- Nitrogen dosing equipment

Drivers of Size Opportunity

- Nitro-beverage changeover
- National and global chains
- Brand name fast followers

Carbon & Direct Air Capture

400M

- Air cooled heat exchangers
- Storage tanks
- BAHX and cold boxes

Drivers of Size Opportunity

- Carbon emissions reductions targets
- CO_2 supply shortage

Cannabis

250M

- Liquid CO_2 storage and supply / delivery systems
- Used in grow houses, CBD oil extraction and packaging

Drivers of Size Opportunity

- Legalization of cannabis
- Regulatory approval for CBD.

Molecules By Rail

200M

- Gas By Rail tender cars approved for use

Drivers of Size Opportunity

- Legalization of LNG by rail in the U.S.
- Expected growth in EU

Industrial Lasers

200M

- High purity liquid nitrogen (gas assist) provides a faster cut and superior edge, free of impurities

Drivers of Size Opportunity

- Uptime requirements in manufacturing
- Reducing steps in production

Space

200M

- Cryogenic liquid propellants are used as fuel for rocket propulsion

Drivers of Size Opportunity

- Proliferation of private space travel industry

© 2020 Chart Industries, Inc. Confidential and Proprietary

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Types of CO2 Applications We Supply… Very Broad

<u>Food & Beverage</u>

- CarboMax tanks for microbrewing and onsite brew pubs
- Food freezing
- Convenience stores and national restaurant chaings doing national upgrades



<u>Concrete Curing</u>

- PM 6000 HP tanks are perfect for the application
- Multiple channels
- Reduces curing time and cost for concrete pouring



<u>Vaccine Storage</u>

- Storage equipment at the front end of supply chain
- Work with dry ice
- Utilized in the dry ice mfg equipment, removing us from the chain of liability



<u>Cannabis</u>

- Election resulted in new states legalizing marijuana
- COVID drove growth
- CarboMax 750 works well for CO2 enhanced atmospheric growing



<u>Others</u>

- pH control for swimming pools, fitness centers, etc.
- Die cooling
- Dry ice pellets for fire fighting



© 2020 Chart Industries, Inc. Confidential and Proprietary
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Carbon Capture Solves Near-Term and Medium-Term Challenges © 2020 Chart Industries, Inc. Confidential and Proprietary Near-Term Medium-Term Addressing the CO2 shortage in the market Contributing to the reduction of emissions across the energy field

Carbon Capture Process © 2020 Chart Industries, Inc. Confidential and Proprietary HOW IS IT CAPTURED? Capture technologies allow the separation of carbon dioxide from gases produced in electricity generation and industrial processes by one of three methods: pre-combustion capture, post-combustion capture and oxyfuel combustion. The captured CO2 is dehydrated and compressed prior to entering the pipeline. WHERE DOES IT GO? Captured CO2 is injected into a storage pipeline to send the CO2 to underground storage reserves. These are typically depleted oil reserves, coal beds, saline aquifers and salt caverns. CO2 is also used in Enhanced Oil Recovery (EOH) as well as fuel manufacturing. If the CO2 is high enough quality, it can also be used in the merchant market for food and beverage purposes.

CCUS storage potential overlaps with H2 producing regions © 2020 Chart Industries, Inc. Confidential and Proprietary Global CCUS Storage Potential (Gigatonnes CO2 Storage) High Confidence Medium Confidence Low Confidence Very Low Confidence 200 North Sea 300 100 16 7 9 12 23 140 2,000 100 150 47-63 220-410 140 1,210-4,130 5-25 5-30 1-5 200-430 2-228 2,000-21,000 Source: Global CCS Institute, Global Status Report 2019

Carbon and Direct Air Capture Equipment Capabilities

LIQUID AIR STORAGE



DIRECT AIR CAPTURE




COLDBOX
BAHX
AIR COOLERS
STORAGE TANKS
TRANSPORT CARRIERS
DOSERS, PIPE

Post Combustion CO2 Capture

- Cryogenic process that delivers high purity liquid CO2 ready for transport and use
- Amine process using adsorption to deliver gaseous CO2

Direct Air Capture

- Removal of CO2 directly from the atmosphere
- Uses air cooled heat exchangers as contactor surface to capture CO2 from air stream
- Air coolers are the most significant part of these projects

© 2020 Chart Industries, Inc. Confidential and Proprietary
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GTLS Commercial Opportunities © 2020 Chart Industries, Inc. Confidential and Proprietary Current Commercial Work Opportunities In Development Liquid Air Energy Storage We executed an exclusive three-year design and supply agreement with Increment Power for liquefaction, storage, truck loading and pipe for ISTOR™’s proprietary liquid air energy storage system.  Involved in a cryogenic process pilot plant Developing concepts for several partners on direct air carbon capture projects Bidding on over 20 related projects globally Industrial Associate for University of Texas (Austin) Carbon Management Program developing amine-based process for deployment of CO2 capture from flue gas Developing ACHX installation method to reduce plot space requirements by 50%

CCS Cost and Infrastructure Challenges © 2020 Chart Industries, Inc. Confidential and Proprietary Capture CO2 at a factory chimney / fluegas:                                   $60 to $80 per ton Capture CO2 from a hydrogen plant:                                                $60 to $80 per ton Capture CO2 using Direct Air Capture:                                             $600 per ton Capture CO2 using Carbon Engineering future big scale:               $100-250 perton   The cost to purchase CO2 is $10 to $30 per ton in USA and $30 to $40 per ton in EU Estimates costs associated with carbon capture systems: The average capture capacity of new facilities is 2.6 MTPA compared to 2 MTPA for those already in the pipeline Cost and Scale are the Challenges for Carbon Capture and Hydrogen

How our Technology and Smart Products Help Address Challenges…. © 2020 Chart Industries, Inc. Confidential and Proprietary Less Downtime Improve Efficiency Eliminate Methane Leakage Prevent Atmospheric Leaks Less Upfront and Operating Costs Virtual engineers IPSMR® and IPSMR®+ process ACHX Automatic belt tensioner SmartLayer® for BAHX & cold boxes Service, repair and refurbishment

© 2020 Chart Industries, Inc. Confidential and Proprietary A virtual engineer is a “live application” continuously improving station availability (up-time) based on historical data of the functionality of Cryogenic equipment Virtual Engineers, A Unique Solution

© 2020 Chart Industries, Inc. Confidential and Proprietary Real time monitoring of belt tension, without a technician present Detection of non-audible and audible belt slip Instant feedback of belt slip condition Can be an upfront addition to the unit or retrofitted in the field Full audit history of belt slippage by logs saved to an SD card Two Patents Pending Air Cooled Heat Exchangers Are Key to Carbon Capture Automatic Belt Tensioner is a Unique, Chart Only Solution

© 2020 Chart Industries, Inc. Confidential and Proprietary Alerts operators when continued operation is likely to lead to a loss of containment. Smart Layer protects plants against severe loss of production revenue through unplanned shutdowns. Predicting loss of containment in BAHX through thermal stress events is notoriously difficult: Smart Layer is a passive protection system Thermal fatigue damage accumulates in Smart Layer faster than in other parts of the core An alert is triggered through the plant control system that remedial action is required Plant operation can continue as there is no external leak Fatigue Damage Smart Layer® for BAHX and Cold Boxes

Chart IPSMR® Liquefaction Technology for Carbon Capture, Energy Storage, LNG & Hydrogen Liquefaction IPSMR® is a very efficient refrigeration system for cryogenic separation of CO2 from flue gas BAHX and Cold Boxes provide a compact and cost-effective modular plant design Chart’s refrigeration system integrates very well with CO2 separation columns CO2 can be provided as refrigerated liquid for trucking or rail to end use IPSMR® is also a very efficient refrigeration system for precooling in the LNG, hydrogen liquefication process and energy storage applications © 2020 Chart Industries, Inc. Confidential and Proprietary

© 2020 Chart Industries, Inc. Confidential and Proprietary Chart is market leader in rail 100 ethylene / LNG cryogenic tank cars 400 argon cryogenic tank cars Built ~80% of the existing cryogenic tank cars Geographic expansion occurring Europe United States Mexico Transport by rail commercial behavior is to buy in multiples, typically minimum of five tank cars or tenders US DOT-113C120W Tank Car Chart Model SR-603 Tank Car Chart “Molecules By Rail”

Revenue increase Margin maximization Enhancing customer satisfaction Elevating entry barriers for competitors Local customer facing interface LH2 pump LNG/LH2/H2 metering LNG pump in tank HLH2 tank Storage tank for compact station LNG/LH2/H2 dispenser Vehicle fuel tank IOT – remote control and helpdesk System optimization OPEX reduction Three-level maintenance program Spare parts management Dispenser calibration Training One Chart Customer Experience LNG vehicle fueling stations LH2/H2 vehicle fueling stations Regasification station Small scale LNG Terminals Life Cycle Based Ecosystem One Chart: Including Repair, Service and Leasing Proprietary products Turn-key system supplier Project Management excellence Life Cycle Management Innovative technology

© 2020 Chart Industries, Inc. Confidential and Proprietary Our water and wastewater treatment process is a safe and natural method that avoids chemical treatments while improving efficiency and reducing costs Last year, Chart products treated over one billion gallons of water a day in the U.S. Clean Water and Sanitation Our equipment produced over 45 million tons of LNG to replace coal fired power generation outside the US last year while helping to reduce 120 million gallons of diesel used in power generation in the Caribbean and Europe We helped to eliminate over 40 million tons of coal used in US power generation last year Affordable and Clean Energy All of Chart’s products and technology help our customers achieve their carbon-neutral sustainability goals We helped eliminate nearly 250 million pounds of PET (plastic) used in water bottles in the US last year Our products helped reduce over 350 million liters of diesel used by trucks Sustainable Cities and Communities We continuously improve energy efficiency and reduce energy consumption in our operations, including recently installing solar panels at certain facilities We’re actively involved in the global energy transition and work to educate as a member of the Carbon Capture Coalition and Hydrogen Council Climate Action Doing our Part to Achieve United Nations Sustainable Development Goals

Measuring our ESG Progress

Cooler By Design.

Metrics

- Chart target: 30% carbon reduction by 2030
- 2021 short-term incentive (bonus) targets will include ESG metric
- Diversity & inclusion committee
- Women and diversity on Board of Directors

Operational Activities Within Chart (Examples)

- Installing solar panels at multiple facilities
- NextGen fin presses to reduce oil usage
- Changing paint systems to lower volatile organic compound (VOC) emissions
- Replacement of oil boilers and compressors from diesel to electric

Supporting Our Customers ESG Initiatives

- Reduction of use of plastic in bottling
- Designs to reduce/eliminate methane leaks
- Process technology increases efficiency with lower upfront and operating costs

Sourcing Activities Within Chart

- Diversity & inclusion in our supplier profile
- Implemented Riskmethods to monitor entire supplier base for:
  - Non-compliance with labor practices and human rights
  - Waste of natural resources or pollution caused by the supplier
  - Usage of hazardous substances in supplier's production
  - Fines and penalties relating to corruption, bribery, price-fixing

© 2020 Chart Industries, Inc. Confidential and Proprietary

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